EXHIBIT 32.2

                               CELSION CORPORATION
                                  CERTIFICATION
                   PURSUANT TO 18 UNITED STATES CODE ss. 1350

          The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the period ended December 31, 2003 of Celsion Corporation (the Company) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                         /s/ Anthony P. Deasey
                                                         ---------------------
                                                         Anthony P. Deasey
                                                         Chief Financial Officer

May 17, 2004